WSTCM CREDIT SELECT RISK-MANAGED FUND

A series of WST Investment Trust

May 28, 2024

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)

each dated December 29, 2023

Anticipated Reorganization of the Fund

The Board of Trustees (the “Board”) of WST Investment Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the WSTCM Credit Select Risk-Managed Fund (the “Fund”), and NEOS ETF Trust. Pursuant to the Plan, the Fund would be reorganized into a newly-organized series of NEOS ETF Trust, known as the NEOS Enhanced Income Credit Select ETF (the “New ETF”) (the “Reorganization”). The investment objectives and the principal investment strategies of the Fund and the New ETF are similar. Many of the risks of the Fund and the New ETF are similar, but the New ETF will be subject to certain additional risks related to its structure as an exchange-traded fund (“ETF”). NEOS Investment Management LLC will be the investment adviser to the New ETF. The NEOS ETF Trust and the Trust also have different Boards of Trustees, and many of the service providers are different. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the New ETF without realizing any gain or loss for federal tax purposes, except with respect to cash received in connection with the redemption of any fractional Fund shares prior to the closing of the Reorganization.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on or about June 18, 2024 will receive a proxy statement/prospectus that contains important information about the Reorganization and the New ETF, including information about investment objective, investment strategies and risks, fees and expenses. It is anticipated that Fund shareholders may continue to purchase and redeem their shares as provided in the Fund’s Prospectus until four days prior to the closing of the Reorganization. The proxy statement/prospectus should be read carefully before making any investment decisions or when considering the Reorganization. If the Reorganization is approved by shareholders, the Reorganization is anticipated to close in the third quarter of 2024.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the New ETF, nor is it a solicitation of any proxy. When filed, the proxy statement/prospectus will be available for free on the Securities and Exchange Commission’s website (www.sec.gov).

Exchange and Closure of Share Class

Effective at the close of business on June 14, 2024 (the “Exchange Date”), all outstanding Investor Shares of the Fund will be exchanged for Institutional Shares of the Fund (the “Class Exchange”) and sales and acceptance of purchase orders of Investor Shares of the Fund shall be discontinued. The Class Exchange will be completed based on the share classes’ relative net asset values on the

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Exchange Date. There will be no fees charged in connection with the Class Exchange. The Fund is conducting the Class Exchange in order to accommodate the anticipated Reorganization described above, however, the Class Exchange is not contingent upon the approval of the Reorganization. After the Class Exchange, the Fund will offer only a single class of shares, Institutional Shares.

While the Fund currently offers two share classes, Investor Shares and Institutional Share, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Investor Shares of the Fund are subject to a Rule 12b-1 Distribution Plan fee of 0.25% of the average daily net assets of the class. Institutional Shares are not subject to this fee. Please consult the Fund’s Prospectus for full details on the differences between the classes. Investor Shares are still available for purchase until the Exchange Date and shareholders may continue to redeem their Investor Shares of the Fund as provided in the Fund’s Prospectus until the Class Exchange.

The Class Exchange is intended to be tax-free, meaning that the Fund’s Investor Shares shareholders will become Institutional Shares shareholders without realizing any gain or loss for federal tax purposes. Investor Shares shareholders as of the Exchange Date are expected to benefit from the Class Exchange because Institutional Shares have a lower expense ratio than Investor Shares, and as a result, all Investor Shares of the Fund will be exchanged for Institutional Shares as of the Exchange Date.

After the Class Exchange, all references to the Investor Shares are hereby struck from the Fund’s Prospectus and SAI.

Changes to Minimum Investment Amounts for Institutional Shares

Effective on the Exchange Date, the investment minimums for Institutional Shares of the Fund will change. The minimum initial investment amount for all account types will be $1,000, and the minimum subsequent investment amount for all account types will be $250 (or $100 under an automatic investment plan). As a result, after the Exchange Date, all references in the Fund’s Prospectus to the minimum investment amounts for Institutional Shares are hereby modified accordingly. Please consult the Fund’s Prospectus for full details regarding how to invest in the Fund, including situations in which the minimum investment amounts may be waived.

Additional Information Regarding Portfolio Managers

The paragraphs related to portfolio team management in the Section “Management of the Fund – Investment Advisor – Portfolio Management Team” in the prospectus are deleted in their entirety and replaced with the following:

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Wilbanks and McNally have been members of the portfolio management team of the Advisor’s WSTCM Credit Select Risk-Managed Strategy since April 1, 2006 and Mr. Scheffel has been a member of the portfolio management team of the

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Advisor’s WSTCM Credit Select Risk-Managed Strategy since September 18, 2009.

Wayne F. Wilbanks, CFA, has served as Managing Principal and Chief Investment Officer of the Advisor and has chaired its Investment Committee since 1990. Prior to founding the Advisor, he co-founded a regional investment advisory firm where he served as Senior Portfolio Manager and Director of Research. He has over 33 years of investment experience and training in both equity and fixed-income disciplines. In addition to his role at the Advisor, effective April 1, 2024 Mr. Wilbanks also serves as Executive Managing Director of Clearstead Advisory Solutions at Clearstead Advisors, LLC.

Roger H. Scheffel Jr. has served as a Portfolio Manager for the Advisor since 2009 and is a member of that firm’s Investment Committee. Since 2009, Mr. Scheffel has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Before joining the Advisor, Mr. Scheffel worked with UBS. Prior to entering the financial services industry, Mr. Scheffel was a Senior Manager in Ernst & Young’s Private Client Services group. In addition to his role at the Advisor, effective April 1, 2024 Mr. Scheffel also serves as a Senior Managing Director of Clearstead Advisory Solutions at Clearstead Advisors, LLC.

Tom McNally, CMT, CFA has served as a Senior Trader of the Advisor since 2006. Since 2009, Mr. McNally has also served as the co-portfolio manager for the Advisor’s WST Capital Management Strategies. Mr. McNally is a member of the Advisor’s Investment Committee and oversees trading operations. Previously, Mr. McNally was a Portfolio Manager and Senior Analyst at a regional investment advisory firm. In addition to his role at the Advisor, effective April 1, 2024 Mr. McNally also serves as a Managing Director, Trading of Clearstead Advisory Solutions at Clearstead Advisors, LLC.

Additional Information Regarding Trustees and Officers

The information in the table under “Management and Other Service Providers – Trustees and Officers” in the SAI regarding Wayne F. Wilbanks and Roger H. Scheffel are deleted in their entirety and replaced with the following:

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Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE*
Wayne F. Wilbanks (born 1960)	Trustee and President	Since 2013	Managing Principal and Chief Investment Officer of the Advisor; Executive Managing Director of Clearstead Advisors, LLC.	1	None

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER EXECUTIVE OFFICERS
Roger H. Scheffel Jr. (born 1968)	Vice President	Since 2013	Portfolio manager of the Advisor; Senior Managing Director of Clearstead Advisors, LLC.	n/a	n/a

Updated Fund Performance

The information under the heading “Performance Summary” in the Prospectus is hereby updated as follows:

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare with those of a broad-based securities market index. The bar chart and table show the performance of the Fund’s Institutional Shares. The Fund’s Investor Shares would have substantially similar annual returns and would differ only to the extent the Investor Shares have different expenses. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-515-4626 or by visiting www.wstcmfunds.com.

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WSTCM Credit Select Risk-Managed Fund
Institutional Shares
Calendar Year Returns

The year-to-date return of the Fund’s Institutional Shares through March 31, 2024 is 1.30%.

Quarterly Returns During This Time Period

Highest: 5.07% (quarter ended December 31, 2023)

Lowest: -1.59% (quarter ended March 31, 2022)

Average Annual Total Returns for Periods Ended December 31, 2023	One Year	Five Years	Since Inception (September 30, 2014)
WSTCM Credit Select Risk-Managed Fund – Institutional shares
Return Before Taxes	5.98%	4.46%	3.81%
Return After Taxes on Distributions	3.84%	3.11%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.50%	2.86%	2.31%
WSTCM Credit Select Risk-Managed Fund – Investor shares Return Before Taxes	5.45%	4.08%	3.50%
Bloomberg U.S. Corporate High Yield Bond Index	13.45%	5.37%	4.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares will vary.

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* * * * * * * * * * *

This supplement provides new and updated information about the Fund beyond that contained in the Fund’s Prospectus and SAI. The Fund’s Prospectus and SAI, each dated December 29, 2023 (as each may be supplemented from time to time), have been filed with the Securities and Exchange Commission and are incorporated herein by reference. If you have any questions regarding the Fund or to obtain a copy of the Fund’s Prospectus or SAI without charge, please call the Fund at (866) 515-4626.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE